~~______________________________________________________________________________________________________~~
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 17, 2017 (March 13, 2017)
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

~~______________________________________________________________________________________________________~~

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2017, Realogy Holdings Corp. (the “Company”) entered into a new employment agreement with Mr. Richard A. Smith, the Chairman and Chief Executive Officer of the Company (the “Employment Agreement”). The Employment Agreement replaced and superseded Mr. Smith’s employment agreement that was scheduled to expire in April 2017. While the terms of the prior employment agreement and the new Employment Agreement are substantially similar there are certain modifications to reflect current executive compensation best practices and the Company's succession plan.
The material terms and conditions of the Employment Agreement are summarized below.
Term. The Employment Agreement will commence on March 13, 2017 and expire on March 13, 2019.
Annual Compensation. Mr. Smith’s annual base salary is $1,000,000 and his annual target cash incentive percentage is 150% of eligible earnings in the applicable performance year.
Long-Term Compensation. Under the terms of the Employment Agreement, on March 13, 2017, Mr. Smith received a long-term incentive award with an aggregate grant date fair value of $6.5 million, of which $4.1 million was in the form of performance share units, $1.2 million was in the form of performance restricted stock units and $1.2 million was in the form of stock options. With respect to the 2018 fiscal year, Mr. Smith will be entitled to a long-term incentive award with an aggregate grant date fair value that is no less than $6.5 million with the composition of the grants to be determined by the Compensation Committee across various equity vehicles taking into account the allocations under the 2017 long-term incentive award.
Non-Change-in-Control Severance. If Mr. Smith experiences a “qualifying termination” (as described below) not in connection with a change in control of the Company, the Company will provide Mr. Smith with the following severance payments and benefits, subject to Mr. Smith’s continued compliance with his restrictive covenants and the execution and non-revocation of a release of claims:

•	an amount equal to 2.4 times the sum of Mr. Smith’s annual base salary and target annual bonus, payable in twenty-four equal monthly installments;

•	the post-employment benefits described below; and

•	outplacement services for a period of up to twelve months, the value of such services not to exceed $50,000.
Change in Control Severance. If Mr. Smith experiences a qualifying termination within 24 months following a change in control of the Company (provided such termination occurs prior to the expiration of the two-year term of employment), the Company will provide Mr. Smith with the following severance payments and benefits, subject to Mr. Smith’s continued compliance with his restrictive covenants and the execution and non-revocation of a release of claims:

•	an amount equal to 2.4 times the sum of Mr. Smith’s annual base salary and target annual bonus, payable in lump sum;

•	the post-employment benefits described below; and

•	outplacement services for a period of up to twelve months, the value of such services not to exceed $50,000.
Post-Employment Benefits. Under the terms of the Employment Agreement, if Mr. Smith’s employment is terminated for any reason, Mr. Smith and his dependents may continue to participate in all of our health care and group life insurance plans until the end of the plan year in which he reaches, or would have reached, age 75, subject to his continued payment of the employee portion of the premiums for such coverage.
Pro-Rata Bonus. Upon a qualifying termination, Mr. Smith will also receive a pro-rata bonus in respect of the fiscal year in which Mr. Smith’s termination of employment occurs, determined based on the Company’s actual performance and payable at such time such bonuses are payable to other employees of the Company.
Qualifying Termination. A “qualifying termination” means Mr. Smith’s employment is terminated by the Company without cause or Mr. Smith resigns with good reason, in either case, during the term of the agreement.
Section 280G. The Employment Agreement provides that if payments and benefits provided to Mr. Smith would constitute an “excess parachute payment” for purposes of Section 280G of the tax code, Mr. Smith will either have his payments and benefits reduced to the highest amount that could be paid without triggering Section 280G or receive the after-tax amount of his payment and benefits, whichever results in the greater after-tax benefit, taking into account the excise tax imposed under Section 4999 of the tax code and any applicable federal, state and local taxes.

Restrictive Covenants and Clawback. Under the Employment Agreement, Mr. Smith is subject to a non-compete period of two years and a non-solicitation period of three years following Mr. Smith’s termination of employment for any reason. The Company’s Clawback Policy applies in the event Mr. Smith breaches his restrictive covenants under the Employment Agreement.
The foregoing description of the material terms of the Employment Agreement do not purport to be a complete description and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated March 13, 2017, between Realogy Holdings Corp. and Richard A. Smith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 17, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Employment Agreement dated March 13, 2017, between Realogy Holdings Corp. and Richard A. Smith.